EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FOURTH QUARTER AND YEAR END 2018 RESULTS
Actual RevPAR Increased 1.0% for the Full Year
Comparable RevPAR Increased 0.6% for all Hotels Not Under Renovation in the 4th Quarter
Completed Acquisition of La Posada de Santa Fe
Completed Acquisition of the Embassy Suites New York Midtown Manhattan
Completed Acquisition of the Hilton Santa Cruz/Scotts Valley

DALLAS, February 28, 2019 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2018. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2018 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2018 with the fourth quarter ended December 31, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper upscale, full-service hotels

•	Targets moderate leverage levels to enhance equity returns

•	Highly-aligned management team and advisory structure

•	Attractive dividend yield of approximately 8.8%

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels;

▪	providing a hedge in the event of uncertain economic times; and

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net loss attributable to common stockholders was $65.4 million or $0.66 per diluted share for the quarter. For the full year of 2018, net loss attributable to common stockholders was $169.5 million or $1.75 per diluted share.

•	Comparable RevPAR for all hotels decreased 0.6% to $115.54 during the quarter.

•	Comparable RevPAR for all hotels not under renovation increased 0.6% to $112.36 during the quarter.

AHT Reports Fourth Quarter Results

February 28, 2019

•	Adjusted EBITDAre was $89.8 million for the quarter. Adjusted EBITDAre for the full year of 2018 was $411.5 million.

•	Adjusted funds from operations (AFFO) was $0.18 per diluted share for the quarter. For the full year of 2018, AFFO per diluted share was $1.26.

•	As of February 28, 2019, the Company’s common stock is trading at an approximate 8.8% dividend yield.

•	During the quarter, the Company completed the acquisition of the 157-room La Posada de Santa Fe in Santa Fe, New Mexico for $50 million.

•	Subsequent to quarter end, the Company completed the acquisition of the 310-room Embassy Suites New York Midtown Manhattan in New York, New York for $195 million.

•	Subsequent to quarter end, the Company completed the acquisition of the 178-room Hilton Santa Cruz/Scotts Valley in Santa Cruz, California for $50 million.

•	Capex invested during the quarter was $42.6 million, bringing the total capex invested for the full year to $207.3 million.

ENHANCED RETURN FUNDING PROGRAM
On June 26, 2018, the Company announced that it had entered into an Enhanced Return Funding Program (“ERFP”) with Ashford Inc. (NYSE American: AINC). Subject to the terms of the two-year programmatic agreement, Ashford Inc. has committed to effectively fund amounts equal to 10% of the purchase price of Ashford Trust hotel acquisitions, up to an amount of $50 million in aggregate funding. The Program has the potential to be upsized to $100 million based upon mutual agreement. The Program is structured to significantly improve the 5-year internal rate of return for new hotel acquisitions at Ashford Trust. To date, the Company has completed four acquisitions totaling $406 million under the ERFP, which amounts to approximately 80% committed utilization of the pledged $50 million of ERFP funding from Ashford Inc.

LA POSADA DE SANTA FE ACQUISITION
On October 31, 2018, the Company completed the acquisition of the 157-room La Posada de Santa Fe in Santa Fe, New Mexico (“La Posada”) for $50 million ($318,000 per key). In connection with this transaction, on November 13, 2018, the Company announced that it had entered into a $25 million non-recourse mortgage loan on the property. The loan has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and bears interest at a rate of LIBOR + 2.55%. As part of this transaction, the Company received an ERFP commitment of $5 million from Ashford Inc. Remington Lodging took over management of the property following the acquisition.

EMBASSY SUITES BY HILTON NEW YORK MIDTOWN MANHATTAN ACQUISITION
On January 23, 2019, the Company announced it had completed the acquisition of the 310-room Embassy Suites New York Midtown Manhattan in New York, New York for $195 million ($629,000 per key). In connection with this transaction, the Company entered into a $145 million non-recourse mortgage loan. The loan has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and bears interest at a rate of LIBOR + 3.90%. As part of this transaction, the Company received an ERFP commitment of $19.5 million from Ashford Inc. Remington Lodging took over management of the property following the acquisition.

HILTON SANTA CRUZ/SCOTTS VALLEY ACQUISITION
On February 26, 2019, the Company completed the acquisition of the 178-room Hilton Santa Cruz/Scotts Valley in Santa Cruz, California for $50 million ($281,000 per key). In connection with this transaction, the Company assumed a $25.3 million non-recourse mortgage loan. The loan has a maturity date in March 2025

AHT Reports Fourth Quarter Results

February 28, 2019

and bears interest at a fixed rate of 4.7%. The acquisition was partially funded by the issuance of approximately 1.5 million limited partnership common units in the Company’s operating partnership (“OP Units”). The OP Units were issued at a price of $7.00 per unit, which reflects an approximate 31% premium to yesterday’s stock price. As part of this transaction, the Company also received an ERFP commitment of $5 million from Ashford Inc. Remington Lodging took over management of the property following the acquisition.

CAPITAL STRUCTURE
At December 31, 2018, the Company had total mortgage loans of $4.0 billion with a blended average interest rate of 5.8%.

PORTFOLIO REVPAR
As of December 31, 2018, the portfolio consisted of 119 properties. During the fourth quarter of 2018, 109 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 119 hotels), and comparable not under renovation basis (109 hotels), is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR decreased 0.6% to $115.54 for all hotels on a 1.1% increase in ADR and a 1.6% decrease in occupancy

•	Comparable RevPAR increased 0.6% to $112.36 for hotels not under renovation on a 1.6% increase in ADR and a 1.0% decrease in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 119 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On December 10, 2018, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company's common stock for the fourth quarter ending December 31, 2018, payable on January 15, 2019, to shareholders of record as of December 31, 2018.

“During 2018, we continued to see the advantages from our high-quality, well-diversified portfolio and remained focused on proactive asset management initiatives as well as accretive transactions,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “Over the last several months, we have diligently executed on several acquisitions that have benefitted from our ERFP initiative with Ashford Inc. We remain excited about the opportunity the ERFP provides us, and, looking ahead, we are committed to maximizing value for our shareholders as we focus on generating solid operating performance, continuing to identify opportunities to accretively grow our platform and efficiently managing our balance sheet.”

AHT Reports Fourth Quarter Results

February 28, 2019

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday March 1, 2019, at 11:00 a.m. ET. The number to call for this interactive teleconference is (323) 794-2423.  A replay of the conference call will be available through Friday, March 8, 2019, by dialing (719) 457-0820 and entering the confirmation number, 5558707.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2018 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company's web site, www.ahtreit.com on Friday, March 1, 2019, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. The non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliation of non-GAAP measures to the closing GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	December 31, 2018	December 31, 2017
ASSETS
Investments in hotel properties, net	$4,105,219	$4,035,915
Cash and cash equivalents	319,210	354,805
Restricted cash	120,602	116,787
Marketable securities	21,816	26,926
Accounts receivable, net of allowance of $485 and $770, respectively	37,060	44,257
Inventories	4,224	4,244
Investment in Ashford Inc.	1,896	437
Investment in OpenKey	2,593	2,518
Deferred costs, net	3,449	2,777
Prepaid expenses	19,982	19,269
Derivative assets, net	2,396	2,010
Other assets	15,923	14,152
Intangible asset, net	9,824	9,943
Due from third-party hotel managers	21,760	17,387
Assets held for sale	—	18,423
Total assets	$4,685,954	$4,669,850

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,927,266	$3,696,300
Accounts payable and accrued expenses	136,757	132,401
Dividends and distributions payable	26,794	25,045
Due to Ashford Inc., net	23,034	15,146
Due to related party, net	1,477	1,067
Due to third-party hotel managers	2,529	2,431
Intangible liabilities, net	15,483	15,839
Derivative liabilities, net	50	—
Other liabilities	18,716	18,376
Liabilities associated with assets held for sale	—	13,977
Total liabilities	4,152,106	3,920,582

Redeemable noncontrolling interests in operating partnership	80,743	116,122
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at December 31, 2018 and 2017	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at December 31, 2018 and 2017	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at December 31, 2018 and 2017	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at December 31, 2018 and 2017	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at December 31, 2018 and 2017	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 101,035,530 and 97,409,113 shares issued and outstanding at December 31, 2018 and 2017, respectively	1,010	974
Additional paid-in capital	1,814,273	1,784,997
Accumulated deficit	(1,363,020)	(1,153,697)
Total shareholders' equity of the Company	452,489	632,500
Noncontrolling interests in consolidated entities	616	646
Total equity	453,105	633,146
Total liabilities and equity	$4,685,954	$4,669,850

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
REVENUE
Rooms	$266,597	$266,208	$1,134,687	$1,143,135
Food and beverage	59,442	59,772	224,311	234,777
Other	16,424	14,484	67,782	58,204
Total hotel revenue	342,463	340,464	1,426,780	1,436,116
Other	1,025	1,102	4,009	3,154
Total revenue	343,488	341,566	1,430,789	1,439,270
EXPENSES
Hotel operating expenses
Rooms	60,642	59,786	248,139	248,643
Food and beverage	40,632	40,064	156,902	161,683
Other expenses	109,834	106,344	442,463	444,322
Management fees	12,772	12,553	53,078	52,653
Total hotel operating expenses	223,880	218,747	900,582	907,301
Property taxes, insurance and other	18,992	18,286	78,355	73,579
Depreciation and amortization	65,922	61,351	258,458	246,731
Impairment charges	21,739	8,368	23,391	10,153
Transaction costs	—	3	11	14
Advisory services fee:
Base advisory fee	8,882	8,716	35,526	34,650
Reimbursable expenses	2,574	1,672	8,351	7,472
Non-cash stock/unit-based compensation	4,705	3,329	25,245	11,077
Incentive fee	—	—	—	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	—	536	565
Other general and administrative	2,481	2,452	10,395	12,723
Total operating expenses	349,175	322,924	1,340,850	1,304,265
Gain (loss) on sale of hotel properties	81	6	475	14,030
OPERATING INCOME (LOSS)	(5,606)	18,648	90,414	149,035
Equity in earnings (loss) of unconsolidated entities	(25)	(2,286)	867	(5,866)
Interest income	1,173	742	3,952	2,202
Other income (expense), net	(16)	117	64	(3,422)
Interest expense, net of premium amortization	(56,281)	(53,109)	(215,344)	(209,412)
Amortization of loan costs	(6,825)	(2,298)	(21,442)	(13,219)
Write-off of premiums, loan costs and exit fees	469	(1,216)	(8,847)	(2,845)
Unrealized gain (loss) on marketable securities	(255)	164	(1,013)	(4,649)
Unrealized gain (loss) on derivatives	1,494	(998)	(2,178)	(2,802)
INCOME (LOSS) BEFORE INCOME TAXES	(65,872)	(40,236)	(153,527)	(90,978)
Income tax benefit (expense)	(176)	1,711	(2,782)	2,218
NET INCOME (LOSS)	(66,048)	(38,525)	(156,309)	(88,760)
(Income) loss from consolidated entities attributable to noncontrolling interest	22	114	30	110
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	11,226	8,440	29,313	21,642
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(54,800)	(29,971)	(126,966)	(67,008)
Preferred dividends	(10,644)	(11,409)	(42,577)	(44,761)
Extinguishment of issuance costs upon redemption of preferred stock	—	(6,292)	—	(10,799)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(65,444)	$(47,672)	$(169,543)	$(122,568)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.66)	$(0.50)	$(1.75)	$(1.30)
Weighted average common shares outstanding – basic	99,324	95,328	97,282	95,207
Diluted:
Net income (loss) attributable to common stockholders	$(0.66)	$(0.50)	$(1.75)	$(1.30)
Weighted average common shares outstanding – diluted	99,324	95,328	97,282	95,207
Dividends declared per common share:	$0.12	$0.12	$0.48	$0.48

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Net income (loss)	$(66,048)	$(38,525)	$(156,309)	$(88,760)
Interest expense and amortization of premiums and loan costs, net	63,106	55,407	236,786	222,631
Depreciation and amortization	65,922	61,351	258,458	246,731
Income tax expense (benefit)	176	(1,711)	2,782	(2,218)
Equity in (earnings) loss of unconsolidated entities	25	2,286	(867)	5,918
Company's portion of EBITDA of Ashford Inc.	2,486	(1,646)	3,445	(1,666)
Company's portion of EBITDA of OpenKey	(153)	(137)	(572)	(498)
EBITDA	65,514	77,025	343,723	382,138
Impairment charges on real estate	21,739	8,368	23,391	10,153
(Gain) loss on sale of hotel properties	(81)	(6)	(475)	(14,030)
EBITDAre	87,172	85,387	366,639	378,261
Amortization of unfavorable contract liabilities	(38)	(384)	(155)	(1,535)
Uninsured hurricane related costs	(20)	(882)	(291)	2,829
(Gain) loss on insurance settlements	(928)	(192)	(928)	(192)
Write-off of premiums, loan costs and exit fees	(469)	1,216	8,847	2,845
Other (income) expense, net	194	(117)	539	3,422
Transaction, acquisition and management conversion costs	267	529	863	4,299
Legal judgment and related legal costs	156	108	1,084	4,199
Unrealized (gain) loss on marketable securities	255	(164)	1,013	4,649
Unrealized (gain) loss on derivatives	(1,494)	998	2,178	2,802
Dead deal costs	236	—	291	9
Software implementation costs	—	—	—	1,034
Non-cash stock/unit-based compensation	4,993	3,536	26,939	12,287
Company's portion of (gain) loss of investment in securities investment fund	—	—	—	(52)
Company's portion of adjustments to EBITDAre of Ashford Inc.	(495)	3,038	4,479	6,790
Company's portion of adjustments to EBITDAre of OpenKey	16	9	17	13
Adjusted EBITDAre	$89,845	$93,082	$411,515	$421,660
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Net income (loss)	$(66,048)	$(38,525)	$(156,309)	$(88,760)
(Income) loss from consolidated entities attributable to noncontrolling interest	22	114	30	110
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	11,226	8,440	29,313	21,642
Preferred dividends	(10,644)	(11,409)	(42,577)	(44,761)
Extinguishment of issuance costs upon redemption of preferred stock	—	(6,292)	—	(10,799)
Net income (loss) attributable to common stockholders	(65,444)	(47,672)	(169,543)	(122,568)
Depreciation and amortization on real estate	65,864	61,293	258,227	246,490
Gain (loss) on sale of hotel properties	(81)	(6)	(475)	(14,030)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(11,226)	(8,440)	(29,313)	(21,642)
Equity in (earnings) loss of unconsolidated entities	25	2,286	(867)	5,918
Impairment charges on real estate	21,739	8,368	23,391	10,153
Company's portion of FFO of Ashford Inc.	134	(2,145)	1,524	(5,410)
Company's portion of FFO of OpenKey	(155)	(139)	(581)	(505)
FFO available to common stockholders and OP unitholders	10,856	13,545	82,363	98,406
Extinguishment of issuance costs upon redemption of preferred stock	—	6,292	—	10,799
Write-off of premiums, loan costs and exit fees	(469)	1,216	8,847	2,845
(Gain) loss on insurance settlements	(928)	(192)	(928)	(192)
Uninsured hurricane related costs	(20)	(882)	(291)	2,829
Other (income) expense, net	194	(117)	539	3,422
Transaction, acquisition and management conversion costs	267	529	863	4,299
Legal judgment and related legal costs	156	108	1,084	4,199
Unrealized (gain) loss on marketable securities	255	(164)	1,013	4,649
Unrealized (gain) loss on derivatives	(1,494)	998	2,178	2,802
Dead deal costs	236	—	291	9
Software implementation costs	—	—	—	1,034
Non-cash stock/unit-based compensation	4,993	3,536	26,939	12,287
Tax reform	—	(1,080)	—	(1,080)
Amortization of loan costs	6,823	2,297	21,435	13,213
Company's portion of (gain) loss of investment in securities investment fund	—	—	—	(52)
Company's portion of adjustments to FFO of Ashford Inc.	199	3,244	907	9,374
Company's portion of adjustments to FFO of OpenKey	17	9	21	13
Adjusted FFO available to common stockholders and OP unitholders	$21,085	$29,339	$145,261	$168,856
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.18	$0.26	$1.26	$1.49
Weighted average diluted shares	116,786	113,989	115,466	113,398

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
DECEMBER 31, 2018
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (8)	Comparable TTM EBITDA Debt Yield
BAML Le Pavillon - 1 hotel	June 2019	LIBOR + 5.10%	$—	$43,750	(1)	$43,750	$2,326	5.3%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,232	—		5,232	1,089	20.8%
Morgan Stanley Ann Arbor - 1 hotel	July 2019	LIBOR + 4.15%	—	35,200	(2)	35,200	3,504	10.0%
Morgan Stanley - 8 hotels	July 2019	LIBOR + 4.09%	—	144,000	(2)	144,000	12,066	8.4%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2019	LIBOR + 4.95%	—	7,778	(3)	7,778	916	11.8%
Secured credit facility - various	September 2019	Base Rate(4) + 1.65% or LIBOR + 2.65%	—	—		—	N/A	N/A
Morgan Stanley Pool - 17 hotels	November 2019	LIBOR + 3.00%	—	427,000	(5)	427,000	49,951	11.7%
JPMorgan Chase - 8 hotels	February 2020	LIBOR + 2.92%	—	395,000	(5)	395,000	43,978	11.1%
BAML Highland Pool - 21 hotels	April 2020	LIBOR + 3.20%	—	962,575	(5)	962,575	104,290	10.8%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,100	(6)	16,100	2,096	13.0%
KEYS Pool A - 7 hotels	June 2020	LIBOR + 3.65%	—	180,720	(5)	180,720	21,505	11.9%
KEYS Pool B - 7 hotels	June 2020	LIBOR + 3.39%	—	174,400	(5)	174,400	21,348	12.2%
KEYS Pool C - 5 hotels	June 2020	LIBOR + 3.73%	—	221,040	(5)	221,040	24,353	11.0%
KEYS Pool D - 5 hotels	June 2020	LIBOR + 4.02%	—	262,640	(5)	262,640	28,131	10.7%
KEYS Pool E - 5 hotels	June 2020	LIBOR + 2.73%	—	160,000	(5)	160,000	24,832	15.5%
KEYS Pool F - 5 hotels	June 2020	LIBOR + 3.68%	—	215,120	(5)	215,120	23,945	11.1%
GACC Gateway - 1 hotel	November 2020	6.26%	93,433	—		93,433	12,667	13.6%
JPMorgan Chase La Posada - 1 hotel	November 2020	LIBOR + 2.55%	—	25,000	(7)	25,000	3,293	13.2%
Aareal Princeton/Nashville - 2 hotels	June 2022	LIBOR + 3.00%	—	178,099		178,099	28,962	16.3%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000	13,790	14.2%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	52,843	—		52,843	6,523	12.3%
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450	8,535	11.6%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,883	—		6,883	1,251	18.2%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,045	—		10,045	264	2.6%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,414	—		6,414	890	13.9%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	65,242	—		65,242	8,164	12.5%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,048	—		12,048	1,761	14.6%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,086	—		24,086	3,569	14.8%
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,835	—		19,835	2,615	13.2%
BAML Pool 3 - 3 hotels	February 2025	4.45%	51,304	—		51,304	7,093	13.8%
Unencumbered hotels			—	—		—	2,175	N/A
Total			$347,365	$3,618,872		$3,966,237	$465,882	11.7%
Percentage			8.8%	91.2%		100.0%
Weighted average interest rate			5.33%	5.79%		5.75%
All indebtedness is non-recourse with the exception of the secured credit facility.

(1)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in June 2018.

(2)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in July 2018.

(3)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in August 2018.

(4)	Base Rate, as defined in the secured credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(5)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(6)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(7)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(8)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
DECEMBER 31, 2018
(dollars in thousands)
(unaudited)

	2019	2020	2021	2022	2023	Thereafter	Total
Secured credit facility - various	$—	$—	$—	$—	$—	$—	$—
Omni American Bank Ashton - 1 hotel	5,168	—	—	—	—	—	5,168
BAML Le Pavillon - 1 hotel	—	43,750	—	—	—	—	43,750
Morgan Stanley - 8 hotels	—	144,000	—	—	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	35,200	—	—	—	—	35,200
NorthStar HGI Wisconsin Dells - 1 hotel	—	7,778	—	—	—	—	7,778
GACC Gateway - 1 hotel	—	89,886	—	—	—	—	89,886
BAML Indigo Atlanta - 1 hotel	—	—	—	15,470	—	—	15,470
Aareal Princeton/Nashville - 2 hotels	—	—	—	172,099	—	—	172,099
Prudential Boston Back Bay - 1 hotel	—	—	—	97,000	—	—	97,000
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	48,182	—	48,182
Aareal Hilton Alexandria - 1 hotel	—	—	—	—	73,450	—	73,450
JPMorgan Chase La Posada - 1 hotel	—	—	—	—	25,000	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C1 - 3 hotels	—	—	—	—	—	58,612	58,612
Morgan Stanley Pool C2 - 2 hotels	—	—	—	—	—	10,755	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	—	—	21,522	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	—	—	427,000	427,000
JPMorgan Chase - 8 hotels	—	—	—	—	—	395,000	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
BAML Highland Pool - 21 hotels	—	—	—	—	—	962,575	962,575
KEYS Pool A - 7 hotels	—	—	—	—	—	180,720	180,720
KEYS Pool B - 7 hotels	—	—	—	—	—	174,400	174,400
KEYS Pool C - 5 hotels	—	—	—	—	—	221,040	221,040
KEYS Pool D - 5 hotels	—	—	—	—	—	262,640	262,640
KEYS Pool E - 5 hotels	—	—	—	—	—	160,000	160,000
KEYS Pool F - 5 hotels	—	—	—	—	—	215,120	215,120
Principal due in future periods	5,168	320,614	—	284,569	146,632	3,171,768	3,928,751
Scheduled amortization payments remaining	6,337	8,035	8,170	6,805	4,658	3,481	37,486
Total indebtedness	$11,505	$328,649	$8,170	$291,374	$151,290	$3,175,249	$3,966,237

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$265,654	$1,015	$266,669	$265,196	$2,968	$268,164	0.17%	(0.56)%
RevPAR	$115.34	$215.54	$115.54	$115.04	$1,152.19	$116.19	0.26%	(0.56)%
Occupancy	72.88%	84.73%	72.91%	73.96%	191.61%	74.10%	(1.46)%	(1.61)%
ADR	$158.25	$254.38	$158.48	$155.53	$601.31	$156.81	1.75%	1.06%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$1,130,258	$12,065	$1,142,323	$1,138,188	$2,979	$1,141,167	(0.70)%	0.10%
RevPAR	$124.19	$217.93	$124.75	$122.98	$(29.83)	$124.64	0.99%	0.09%
Occupancy	76.40%	88.38%	76.47%	77.42%	(53.66)%	77.68%	(1.32)%	(1.56)%
ADR	$162.55	$246.57	$163.14	$158.84	$(55.58)	$160.46	2.34%	1.67%
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$225,555	$1,015	$226,570	$222,294	$2,968	$225,262	1.47%	0.58%
RevPAR	$112.12	$215.54	$112.36	$110.39	$1,152.19	$111.72	1.57%	0.58%
Occupancy	73.03%	84.73%	73.06%	73.63%	191.61%	73.78%	(0.81)%	(0.98)%
ADR	$153.52	$254.38	$153.80	$149.92	$601.31	$151.42	2.40%	1.57%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$954,004	$12,065	$966,069	$958,731	$2,979	$961,710	(0.49)%	0.45%
RevPAR	$120.08	$217.93	$120.76	$118.37	$(29.83)	$120.22	1.45%	0.45%
Occupancy	76.09%	88.38%	76.17%	76.91%	(53.66)%	77.20%	(1.07)%	(1.33)%
ADR	$157.82	$246.57	$158.53	$153.90	$(55.58)	$155.72	2.55%	1.81%
NOTES:

(1)
The above comparable information assumes the 109 hotel properties owned and included in the Company's operations at December 31, 2018, and not under renovation during the three months ended December 31, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Suites Columbus Easton, Hilton Tampa Westshore, Hilton Garden Inn BWI Airport, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Renaissance Nashville, Ritz-Carlton Atlanta

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$341,229	$339,160	0.61%	$1,421,032	$1,429,763	(0.61)%
Non-comparable adjustments	1,519	5,786		19,170	10,558
Comparable total hotel revenue	$342,748	$344,946	(0.64)%	$1,440,202	$1,440,321	(0.01)%

Hotel EBITDA	$102,549	$106,630	(3.83)%	$459,344	$471,882	(2.66)%
Non-comparable adjustments	490	1,271		6,538	6,504
Comparable hotel EBITDA	$103,039	$107,901	(4.51)%	$465,882	$478,386	(2.61)%
Hotel EBITDA margin	30.05%	31.44%	(1.39)%	32.32%	33.00%	(0.68)%
Comparable hotel EBITDA margin	30.06%	31.28%	(1.22)%	32.35%	33.21%	(0.86)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$63	$85	(25.88)%	$321	$368	(12.77)%
Hotel EBITDA attributable to the Company and OP unitholders	$102,486	$106,545	(3.81)%	$459,023	$471,514	(2.65)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$102,976	$107,816	(4.49)%	$465,561	$478,018	(2.61)%
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$284,387	$279,756	1.66%	$1,181,365	$1,182,553	(0.10)%
Non-comparable adjustments	1,519	5,786		19,170	10,558
Comparable total hotel revenue	$285,906	$285,542	0.13%	$1,200,535	$1,193,111	0.62%

Hotel EBITDA	$86,931	$88,691	(1.98)%	$388,695	$394,695	(1.52)%
Non-comparable adjustments	490	1,329		6,538	6,537
Comparable hotel EBITDA	$87,421	$90,020	(2.89)%	$395,233	$401,232	(1.50)%
Hotel EBITDA margin	30.57%	31.70%	(1.13)%	32.90%	33.38%	(0.48)%
Comparable hotel EBITDA margin	30.58%	31.53%	(0.95)%	32.92%	33.63%	(0.71)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$63	$85	(25.88)%	$321	$368	(12.77)%
Hotel EBITDA attributable to the Company and OP unitholders	$86,868	$88,606	(1.96)%	$388,374	$394,327	(1.51)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$87,358	$89,935	(2.87)%	$394,912	$400,864	(1.48)%
NOTES:

(1)
The above comparable information assumes the 109 hotel properties owned and included in the Company's operations at December 31, 2018, and not under renovation during the three months ended December 31, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(5)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Suites Columbus Easton, Hilton Tampa Westshore, Hilton Garden Inn BWI Airport, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Renaissance Nashville, Ritz-Carlton Atlanta

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018	2018	2018	2018	2018	2018	2018	2018	2018	2018
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$341,229	$1,519	$342,748	$353,504	$4,656	$358,160	$386,834	$9,031	$395,865	$339,465	$3,964	$343,429
Hotel EBITDA	$102,549	$490	$103,039	$111,389	$1,518	$112,907	$136,792	$3,664	$140,456	$108,614	$866	$109,480
Hotel EBITDA margin	30.05%		30.06%	31.51%		31.52%	35.36%		35.48%	32.00%		31.88%

EBITDA % of total TTM	22.4%		22.2%	24.2%		24.2%	29.8%		30.1%	23.6%		23.5%

JV interests in EBITDA	$63	$—	$63	$101	$—	$101	$108	$—	$108	$49	$—	$49

	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
	TTM	TTM	TTM
Total hotel revenue	$1,421,032	$19,170	$1,440,202
Hotel EBITDA	$459,344	$6,538	$465,882
Hotel EBITDA margin	32.32%		32.35%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$321	$—	$321
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2018	2018	2018	2017	2017	2017	% Variance	% Variance
Atlanta, GA Area	9	1,425	$118.67	$—	$118.67	$126.50	$—	$126.50	(6.2)%	(6.2)%
Boston, MA Area	3	915	180.40	—	180.40	167.28	—	167.28	7.8%	7.8%
Dallas / Ft. Worth, TX Area	7	1,518	103.71	—	103.71	106.56	—	106.56	(2.7)%	(2.7)%
Houston, TX Area	3	692	97.14	—	97.14	108.59	—	108.59	(10.5)%	(10.5)%
Los Angeles, CA Metro Area	6	1,619	121.28	—	121.28	121.48	—	121.48	(0.2)%	(0.2)%
Miami, FL Metro Area	3	587	117.61	—	117.61	140.31	—	140.31	(16.2)%	(16.2)%
Minneapolis - St. Paul, MN-WI Area	4	809	106.27	—	106.27	110.44	—	110.44	(3.8)%	(3.8)%
Nashville, TN Area	1	673	193.32	—	193.32	191.28	—	191.28	1.1%	1.1%
New York / New Jersey Metro Area	6	1,741	110.79	—	110.79	110.73	—	110.73	0.1%	0.1%
Orlando, FL Area	3	734	106.67	—	106.67	107.04	—	107.04	(0.3)%	(0.3)%
Philadelphia, PA Area	3	648	97.27	—	97.27	89.78	—	89.78	8.3%	8.3%
San Diego, CA Area	2	410	110.50	—	110.50	104.51	—	104.51	5.7%	5.7%
San Francisco - Oakland, CA Metro Area	6	1,369	157.23	—	157.23	147.05	—	147.05	6.9%	6.9%
Tampa, FL Area	2	571	101.67	—	101.67	107.92	(114.60)	106.65	(5.8)%	(4.7)%
Washington D.C. - MD - VA Area	9	2,424	120.87	—	120.87	122.17	257.63	128.65	(1.1)%	(6.0)%
Other Areas	52	8,952	101.28	215.54	101.93	99.24	707.98	100.67	2.1%	1.3%
Total Portfolio	119	25,087	$115.34	$215.54	$115.54	$115.04	$1,152.19	$116.19	0.3%	(0.6)%
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2018	2018	2018		2017	2017	2017		% Variance	% Variance
Atlanta, GA Area	9	1,425	$5,395	$(25)	$5,370	5.2%	$6,328	$22	$6,350	5.9%	(14.7)%	(15.4)%
Boston, MA Area	3	915	6,507	—	6,507	6.3%	5,900	(24)	5,876	5.4%	10.3%	10.7%
Dallas / Ft. Worth, TX Area	7	1,518	6,213	—	6,213	6.0%	6,487	(58)	6,429	6.0%	(4.2)%	(3.4)%
Houston, TX Area	3	692	2,352	—	2,352	2.3%	3,197	(39)	3,158	2.9%	(26.4)%	(25.5)%
Los Angeles, CA Metro Area	6	1,619	7,392	—	7,392	7.2%	7,785	(100)	7,685	7.1%	(5.0)%	(3.8)%
Miami, FL Metro Area	3	587	2,593	—	2,593	2.5%	3,521	(10)	3,511	3.3%	(26.4)%	(26.1)%
Minneapolis - St. Paul, MN-WI Area	4	809	2,737	—	2,737	2.7%	2,861	(19)	2,842	2.6%	(4.3)%	(3.7)%
Nashville, TN Area	1	673	5,989	—	5,989	5.8%	5,100	—	5,100	4.7%	17.4%	17.4%
New York / New Jersey Metro Area	6	1,741	7,503	—	7,503	7.3%	8,018	(60)	7,958	7.4%	(6.4)%	(5.7)%
Orlando, FL Area	3	734	2,301	—	2,301	2.2%	2,363	(8)	2,355	2.2%	(2.6)%	(2.3)%
Philadelphia, PA Area	3	648	1,887	—	1,887	1.8%	1,590	(14)	1,576	1.5%	18.7%	19.7%
San Diego, CA Area	2	410	1,498	—	1,498	1.5%	1,395	(5)	1,390	1.3%	7.4%	7.8%
San Francisco - Oakland, CA Metro Area	6	1,369	8,815	—	8,815	8.6%	8,200	(106)	8,094	7.5%	7.5%	8.9%
Tampa, FL Area	2	571	1,885	13	1,898	1.8%	2,597	(537)	2,060	1.9%	(27.4)%	(7.9)%
Washington D.C. - MD - VA Area	9	2,424	9,837	—	9,837	9.5%	10,497	2,032	12,529	11.6%	(6.3)%	(21.5)%
Other Areas	52	8,952	29,645	502	30,147	29.3%	30,791	197	30,988	28.7%	(3.7)%	(2.7)%
Total Portfolio	119	25,087	$102,549	$490	$103,039	100.0%	$106,630	$1,271	$107,901	100.0%	(3.8)%	(4.5)%
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2018	2018	2018	2017	2017	2017	% Variance	% Variance
Atlanta, GA Area	9	1,425	$128.22	$—	$128.22	$123.66	$(88.18)	$129.70	3.7%	(1.1)%
Boston, MA Area	3	915	180.35	—	180.35	175.82	—	175.82	2.6%	2.6%
Dallas / Ft. Worth, TX Area	7	1,518	111.74	—	111.74	110.25	—	110.25	1.4%	1.4%
Houston, TX Area	3	692	106.04	—	106.04	110.72	—	110.72	(4.2)%	(4.2)%
Los Angeles, CA Metro Area	6	1,619	131.95	—	131.95	130.68	—	130.68	1.0%	1.0%
Miami, FL Metro Area	3	587	132.39	—	132.39	134.58	—	134.58	(1.6)%	(1.6)%
Minneapolis - St. Paul, MN-WI Area	4	809	122.38	—	122.38	122.44	—	122.44	—%	—%
Nashville, TN Area	1	673	204.04	—	204.04	205.71	—	205.71	(0.8)%	(0.8)%
New York / New Jersey Metro Area	6	1,741	117.14	—	117.14	115.93	—	115.93	1.0%	1.0%
Orlando, FL Area	3	734	108.12	—	108.12	112.17	—	112.17	(3.6)%	(3.6)%
Philadelphia, PA Area	3	648	103.10	—	103.10	99.08	—	99.08	4.1%	4.1%
San Diego, CA Area	2	410	122.90	—	122.90	120.57	—	120.57	1.9%	1.9%
San Francisco - Oakland, CA Metro Area	6	1,369	162.88	—	162.88	155.64	—	155.64	4.7%	4.7%
Tampa, FL Area	2	571	112.70	(154.79)	109.86	115.23	(121.31)	114.07	(2.2)%	(3.7)%
Washington D.C. - MD - VA Area	9	2,424	134.23	235.98	137.53	136.94	274.19	143.51	(2.0)%	(4.2)%
Other Areas	52	8,952	109.87	183.47	110.78	108.38	(290.21)	110.07	1.4%	0.6%
Total Portfolio	119	25,087	$124.19	$217.93	$124.75	$122.98	$29.83	$124.64	1.0%	0.1%
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2018	2018	2018		2017	2017	2017		% Variance	% Variance
Atlanta, GA Area	9	1,425	$24,039	$6	$24,045	5.2%	$28,157	$(2,231)	$25,926	5.4%	(14.7)%	(7.3)%
Boston, MA Area	3	915	25,777	—	25,777	5.5%	26,423	—	26,423	5.5%	(2.4)%	(2.4)%
Dallas / Ft. Worth, TX Area	7	1,518	26,839	—	26,839	5.8%	25,723	(33)	25,690	5.4%	4.3%	4.5%
Houston, TX Area	3	692	11,360	—	11,360	2.4%	12,530	1	12,531	2.6%	(9.3)%	(9.3)%
Los Angeles, CA Metro Area	6	1,619	33,109	—	33,109	7.1%	34,060	(23)	34,037	7.1%	(2.8)%	(2.7)%
Miami, FL Metro Area	3	587	11,966	—	11,966	2.6%	12,457	—	12,457	2.6%	(3.9)%	(3.9)%
Minneapolis - St. Paul, MN-WI Area	4	809	14,256	—	14,256	3.1%	14,610	1	14,611	3.1%	(2.4)%	(2.4)%
Nashville, TN Area	1	673	24,655	—	24,655	5.3%	26,035	—	26,035	5.4%	(5.3)%	(5.3)%
New York / New Jersey Metro Area	6	1,741	30,488	1	30,489	6.5%	31,400	—	31,400	6.6%	(2.9)%	(2.9)%
Orlando, FL Area	3	734	9,482	—	9,482	2.0%	10,487	—	10,487	2.2%	(9.6)%	(9.6)%
Philadelphia, PA Area	3	648	8,441	—	8,441	1.8%	7,637	—	7,637	1.6%	10.5%	10.5%
San Diego, CA Area	2	410	7,272	—	7,272	1.6%	7,235	1	7,236	1.5%	0.5%	0.5%
San Francisco - Oakland, CA Metro Area	6	1,369	36,892	—	36,892	7.9%	35,024	—	35,024	7.3%	5.3%	5.3%
Tampa, FL Area	2	571	10,853	(1,118)	9,735	2.1%	12,013	(2,030)	9,983	2.1%	(9.7)%	(2.5)%
Washington D.C. - MD - VA Area	9	2,424	42,924	4,697	47,621	10.2%	46,600	8,636	55,236	11.5%	(7.9)%	(13.7)%
Other Areas	52	8,952	140,991	2,952	143,943	30.9%	141,491	2,182	143,673	30.1%	(0.4)%	0.2%
Total Portfolio	119	25,087	$459,344	$6,538	$465,882	100.0%	$471,882	$6,504	$478,386	100.0%	(2.7)%	(2.6)%
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
DECEMBER 31, 2018
(in thousands, except share price)
(unaudited)

December 31, 2018
Common stock shares outstanding	101,035
Partnership units outstanding	19,921
Combined common stock shares and partnership units outstanding	120,956
Common stock price	$4.00
Market capitalization	$483,824
Series D cumulative preferred stock	$59,735
Series F cumulative preferred stock	$120,000
Series G cumulative preferred stock	$155,000
Series H cumulative preferred stock	$95,000
Series I cumulative preferred stock	$135,000
Indebtedness	$3,966,237
Joint venture partner's share of consolidated indebtedness	$(1,995)
Net working capital (see below)	$(397,814)
Total enterprise value (TEV)	$4,614,987

Ashford Inc. Investment:
Common stock owned	598
Common stock price	$51.90
Market value of Ashford Inc. investment	$31,045

Cash and cash equivalents	$319,081
Restricted cash	$120,394
Accounts receivable, net	$37,046
Prepaid expenses	$19,971
Investment in securities	$21,816
Due from third-party hotel managers, net	$19,225
Market value of Ashford Inc. investment	$31,045
Total current assets	$568,578

Accounts payable, net & accrued expenses	$135,408
Dividends and distributions payable	$26,794
Due to affiliates, net	$8,562
Total current liabilities	$170,764

Net working capital*	$397,814
* Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2018				2019
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Courtyard Crystal City Reagan Airport	272	x
Courtyard Denver Airport	202	x
Courtyard Gaithersburg	210	x	x
Courtyard Louisville Airport	150				x	x
Embassy Suites Crystal City	267				x	x
Embassy Suites Philadelphia Airport	263	x	x
Embassy Suites Santa Clara Silicon Valley	258	x	x
Fairfield Inn and Suites Kennesaw	86						x	x
Hampton Inn Buford Mall of Georgia	92					x
Hampton Inn Suites Columbus Easton	145				x	x
Hampton Inn Suites Phoenix Airport	106		x	x
Hilton Fort Worth	294							x	x
Hilton St. Petersburg Bayfront	333	x	x	x
Hilton Tampa Westshore	238		x	x	x
Hilton Garden Inn BWI Airport	158				x	x	x
Hilton Garden Inn Jacksonville	119	x
Hotel Indigo Atlanta Midtown	140		x	x	x
Hyatt Regency Coral Gables	253			x	x	x
Hyatt Regency Windwatch	358								x
Le Meridien Chambers Minneapolis	60	x
Le Pavillon Hotel	226			x
Marriott Bridgewater	347								x
Marriott Crystal Gateway	701	x	x	x	x	x
Marriott DFW Airport	491					x	x	x
Marriott Omaha	300			x
Marriott RTP	225	x						x	x
One Ocean Resort	193					x	x
Renaissance Nashville	673	x	x	x	x	x	x	x
Renaissance Palm Springs	410	x
Residence Inn Jacksonville	120	x	x	x
Residence Inn Orlando Sea World	350	x	x	x
Ritz Carlton Atlanta	444	x	x	x	x				x
Sheraton Anchorage	370	x
Sheraton Ann Arbor	197								x
The Churchill	173	x
W Minneapolis Hotel - The Foshay	229								x
Westin Princeton	296	x	x			x	x
Total		18	13	12	10	11	6	5	7

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2018-2019 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2018	2018	2018	2018	December 31, 2018
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$10,820	$42,925	$68,862	$40,311	$162,918
Non-property adjustments	20,730	(17)	(394)	1,669	21,988
Interest income	(90)	(73)	(58)	(30)	(251)
Interest expense	2,355	2,096	1,634	1,600	7,685
Amortization of loan costs	210	149	178	112	649
Depreciation and amortization	65,737	64,745	64,385	62,869	257,736
Income tax expense (benefit)	109	14	9	—	132
Non-hotel EBITDA ownership expense	2,678	1,550	2,176	2,083	8,487
Hotel EBITDA including amounts attributable to noncontrolling interest	102,549	111,389	136,792	108,614	459,344
Non-comparable adjustments	490	1,518	3,664	866	6,538
Comparable hotel EBITDA	$103,039	$112,907	$140,456	$109,480	$465,882
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$6,828	$3,992	$10,820	$25	$(76,893)	$(66,048)
Non-property adjustments	20,729	1	20,730	—	(20,730)	—
Interest income	(84)	(6)	(90)	—	90	—
Interest expense	2,148	207	2,355	—	53,926	56,281
Amortization of loan cost	171	39	210	—	6,615	6,825
Depreciation and amortization	54,660	11,077	65,737	138	47	65,922
Income tax expense (benefit)	(20)	129	109	—	67	176
Non-hotel EBITDA ownership expense	2,499	179	2,678	13	(2,691)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	86,931	15,618	102,549	176	(39,569)	63,156
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	63	—	63	—	(63)	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	25	25
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	2,486	2,486
Company's portion of EBITDA of OpenKey	—	—	—	—	(153)	(153)
Hotel EBITDA attributable to the Company and OP unitholders	$86,994	$15,618	$102,612	$176	$(37,274)	$65,514
Non-comparable adjustments	490	—	490
Comparable hotel EBITDA	$87,421	$15,618	$103,039
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Suites Columbus Easton, Hilton Tampa Westshore, Hilton Garden Inn BWI Airport, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Renaissance Nashville, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$23,856	$9,246	$33,102	$230	$(71,857)	$(38,525)
Non-property adjustments	8,246	—	8,246	(75)	(8,171)	—
Interest income	(24)	(4)	(28)	—	28	—
Interest expense	1,086	172	1,258	—	51,851	53,109
Amortization of loan cost	36	37	73	—	2,225	2,298
Depreciation and amortization	52,543	8,639	61,182	123	46	61,351
Income tax expense (benefit)	173	—	173	—	(1,884)	(1,711)
Non-hotel EBITDA ownership expense	2,775	(151)	2,624	25	(2,649)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	88,691	17,939	106,630	303	(30,411)	76,522
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(85)	—	(85)	—	85	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,286	2,286
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,646)	(1,646)
Company's portion of EBITDA of OpenKey	—	—	—	—	(137)	(137)
Hotel EBITDA attributable to the Company and OP unitholders	$88,606	$17,939	$106,545	$303	$(29,823)	$77,025
Non-comparable adjustments	1,329	(58)	1,271
Comparable hotel EBITDA	$90,020	$17,881	$107,901
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Suites Columbus Easton, Hilton Tampa Westshore, Hilton Garden Inn BWI Airport, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Renaissance Nashville, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$134,591	$28,327	$162,918	$843	$(320,070)	$(156,309)
Non-property adjustments	22,052	(64)	21,988	—	(21,988)	—
Interest income	(230)	(21)	(251)	—	251	—
Interest expense	6,894	791	7,685	—	207,659	215,344
Amortization of loan cost	495	154	649	—	20,793	21,442
Depreciation and amortization	217,180	40,556	257,736	528	194	258,458
Income tax expense (benefit)	3	129	132	—	2,650	2,782
Non-hotel EBITDA ownership expense	7,710	777	8,487	32	(8,519)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	388,695	70,649	459,344	1,403	(119,030)	341,717
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(321)	—	(321)	—	321	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(867)	(867)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	3,445	3,445
Company's portion of EBITDA of OpenKey	—	—	—	—	(572)	(572)
Hotel EBITDA attributable to the Company and OP unitholders	$388,374	$70,649	$459,023	$1,403	$(116,703)	$343,723
Non-comparable adjustments	6,538	—	6,538
Comparable hotel EBITDA	$395,233	$70,649	$465,882
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Suites Columbus Easton, Hilton Tampa Westshore, Hilton Garden Inn BWI Airport, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Renaissance Nashville, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$169,174	$44,210	$213,384	$1,253	$(303,397)	$(88,760)
Non-property adjustments	(4,101)	108	(3,993)	(75)	4,068	—
Interest income	(112)	(14)	(126)	—	126	—
Interest expense	2,601	409	3,010	—	206,402	209,412
Amortization of loan cost	204	86	290	—	12,929	13,219
Depreciation and amortization	211,225	32,815	244,040	473	2,218	246,731
Income tax expense (benefit)	229	—	229	—	(2,447)	(2,218)
Non-hotel EBITDA ownership expense	15,475	(427)	15,048	19	(15,067)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	394,695	77,187	471,882	1,670	(95,168)	378,384
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(368)	—	(368)	—	368	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	5,918	5,918
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,666)	(1,666)
Company's portion of EBITDA of OpenKey	—	—	—	—	(498)	(498)
Hotel EBITDA attributable to the Company and OP unitholders	$394,327	$77,187	$471,514	$1,670	$(91,046)	$382,138
Non-comparable adjustments	6,537	(33)	6,504
Comparable hotel EBITDA	$401,232	$77,154	$478,386
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Suites Columbus Easton, Hilton Tampa Westshore, Hilton Garden Inn BWI Airport, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Renaissance Nashville, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,672	$1,590	$2,359	$1,381	$2,770	$294	$362	$3,382	$3,301
Non-property adjustments	(1)	—	—	(485)	—	—	—	—	—
Interest income	(1)	—	(3)	—	(3)	—	(19)	—	(11)
Interest expense	208	1,068	—	—	—	—	—	—	—
Amortization of loan costs	39	57	—	—	—	—	—	—	—
Depreciation and amortization	3,463	3,329	3,724	1,365	4,567	2,151	2,363	2,446	4,080
Income tax expense (benefit)	—	—	—	—	—	—	—	129	(4)
Non-hotel EBITDA ownership expense	15	463	133	91	58	148	31	32	137
Hotel EBITDA including amounts attributable to noncontrolling interest	5,395	6,507	6,213	2,352	7,392	2,593	2,737	5,989	7,503
Non-comparable adjustments	(25)	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$5,370	$6,507	$6,213	$2,352	$7,392	$2,593	$2,737	$5,989	$7,503

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(19)	$133	$528	$5,500	$240	$1,080	$(13,753)	$10,820
Non-property adjustments	—	—	—	—	(4)	(77)	21,297	20,730
Interest income	(3)	(1)	(1)	(8)	—	(20)	(20)	(90)
Interest expense	—	—	—	—	—	892	187	2,355
Amortization of loan costs	—	—	—	—	—	56	58	210
Depreciation and amortization	2,243	1,623	834	3,191	1,547	7,801	21,010	65,737
Income tax expense (benefit)	—	8	—	—	—	—	(24)	109
Non-hotel EBITDA ownership expense	80	124	137	132	102	105	890	2,678
Hotel EBITDA including amounts attributable to noncontrolling interest	2,301	1,887	1,498	8,815	1,885	9,837	29,645	102,549
Non-comparable adjustments	—	—	—	—	13	—	502	490
Comparable hotel EBITDA	$2,301	$1,887	$1,498	$8,815	$1,898	$9,837	$30,147	$103,039
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$3,363	$1,475	$3,006	$2,148	$3,181	$1,628	$327	$3,395	$2,989
Non-property adjustments	(6)	—	—	50	—	—	—	—	—
Interest income	—	—	(1)	—	(1)	—	(7)	—	(3)
Interest expense	172	551	—	—	—	—	—	—	—
Amortization of loan costs	37	36	—	—	—	—	—	—	—
Depreciation and amortization	2,553	3,604	3,359	1,326	4,416	1,753	2,422	1,698	4,226
Income tax expense (benefit)	—	—	—	—	—	—	—	—	63
Non-hotel EBITDA ownership expense	209	234	123	(327)	189	140	119	7	743
Hotel EBITDA including amounts attributable to noncontrolling interest	6,328	5,900	6,487	3,197	7,785	3,521	2,861	5,100	8,018
Non-comparable adjustments	22	(24)	(58)	(39)	(100)	(10)	(19)	—	(60)
Comparable hotel EBITDA	$6,350	$5,876	$6,429	$3,158	$7,685	$3,511	$2,842	$5,100	$7,958

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$432	$(139)	$374	$5,443	$714	$(406)	$5,172	$33,102
Non-property adjustments	—	—	—	(13)	—	4,726	3,489	8,246
Interest income	(2)	—	—	(3)	—	(4)	(7)	(28)
Interest expense	—	—	—	—	—	—	535	1,258
Amortization of loan costs	—	—	—	—	—	—	—	73
Depreciation and amortization	1,819	1,535	924	2,690	1,751	6,390	20,716	61,182
Income tax expense (benefit)	—	14	—	—	—	—	96	173
Non-hotel EBITDA ownership expense	114	180	97	83	132	(209)	790	2,624
Hotel EBITDA including amounts attributable to noncontrolling interest	2,363	1,590	1,395	8,200	2,597	10,497	30,791	106,630
Non-comparable adjustments	(8)	(14)	(5)	(106)	(537)	2,032	197	1,271
Comparable hotel EBITDA	$2,355	$1,576	$1,390	$8,094	$2,060	$12,529	$30,988	$107,901
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$10,008	$6,369	$12,431	$6,072	$14,506	$3,952	$4,131	$15,477	$13,660
Non-property adjustments	(1)	—	—	(619)	—	(120)	—	—	—
Interest income	(4)	—	(8)	—	(10)	(2)	(57)	—	(32)
Interest expense	791	3,914	—	—	—	—	—	—	—
Amortization of loan costs	154	222	—	—	—	—	—	—	—
Depreciation and amortization	12,694	14,505	14,004	5,467	18,325	7,867	10,002	8,972	16,467
Income tax expense (benefit)	—	—	—	—	—	—	—	129	(4)
Non-hotel EBITDA ownership expense	397	767	412	440	288	269	180	77	397
Hotel EBITDA including amounts attributable to noncontrolling interest	24,039	25,777	26,839	11,360	33,109	11,966	14,256	24,655	30,488
Non-comparable adjustments	6	—	—	—	—	—	—	—	1
Comparable hotel EBITDA	$24,045	$25,777	$26,839	$11,360	$33,109	$11,966	$14,256	$24,655	$30,489

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,338	$1,606	$3,146	$23,997	$4,356	$10,431	$31,438	$162,918
Non-property adjustments	(39)	—	—	—	(378)	1,864	21,281	21,988
Interest income	(10)	(3)	(4)	(23)	—	(43)	(55)	(251)
Interest expense	—	—	—	—	—	1,764	1,216	7,685
Amortization of loan costs	—	—	—	—	—	110	163	649
Depreciation and amortization	8,059	6,517	3,525	12,478	6,615	28,399	83,840	257,736
Income tax expense (benefit)	—	8	—	—	—	—	(1)	132
Non-hotel EBITDA ownership expense	134	313	605	440	260	399	3,109	8,487
Hotel EBITDA including amounts attributable to noncontrolling interest	9,482	8,441	7,272	36,892	10,853	42,924	140,991	459,344
Non-comparable adjustments	—	—	—	—	(1,118)	4,697	2,952	6,538
Comparable hotel EBITDA	$9,482	$8,441	$7,272	$36,892	$9,735	$47,621	$143,943	$465,882
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$28,667	$11,543	$11,976	$4,562	$16,318	$178	$4,479	$19,111	$13,343
Non-property adjustments	(14,115)	—	—	501	—	266	—	—	—
Interest income	(12)	—	(4)	—	(4)	—	(37)	—	(9)
Interest expense	409	551	—	—	—	—	—	—	—
Amortization of loan costs	86	36	—	—	—	—	—	—	—
Depreciation and amortization	12,675	14,008	12,721	6,559	17,248	6,958	9,984	6,872	16,840
Income tax expense (benefit)	—	—	—	—	—	—	—	—	63
Non-hotel EBITDA ownership expense	447	285	1,030	908	498	5,055	184	52	1,163
Hotel EBITDA including amounts attributable to noncontrolling interest	28,157	26,423	25,723	12,530	34,060	12,457	14,610	26,035	31,400
Non-comparable adjustments	(2,231)	—	(33)	1	(23)	—	1	—	—
Comparable hotel EBITDA	$25,926	$26,423	$25,690	$12,531	$34,037	$12,457	$14,611	$26,035	$31,400

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,941	$1,542	$3,166	$24,973	$5,475	$17,865	$46,245	$213,384
Non-property adjustments	43	—	—	(13)	64	4,726	4,535	(3,993)
Interest income	(7)	—	—	(17)	—	(16)	(20)	(126)
Interest expense	—	—	—	—	—	—	2,050	3,010
Amortization of loan costs	—	—	—	—	—	—	168	290
Depreciation and amortization	6,289	5,810	3,906	9,860	6,125	25,062	83,123	244,040
Income tax expense (benefit)	—	14	—	—	—	—	152	229
Non-hotel EBITDA ownership expense	221	271	163	221	349	(1,037)	5,238	15,048
Hotel EBITDA including amounts attributable to noncontrolling interest	10,487	7,637	7,235	35,024	12,013	46,600	141,491	471,882
Non-comparable adjustments	—	—	1	—	(2,030)	8,636	2,182	6,504
Comparable hotel EBITDA	$10,487	$7,637	$7,236	$35,024	$9,983	$55,236	$143,673	$478,386
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended December 31, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$10,560	$12,407	$8,011	$14,064	$9,490	$11,098	$34,416	$19,909	$2,303	$20,582	$1,253
Non-property adjustments	1,878	—	(60)	(363)	(6)	—	9,467	(590)	—	(20)	(17)
Interest income	(17)	(12)	(1)	(1)	—	(29)	—	(11)	—	(88)	(5)
Interest expense	—	—	—	—	1,019	—	—	—	10	3	—
Amortization of loan costs	—	—	—	—	104	—	—	—	—	—	—
Depreciation and amortization	8,769	8,708	15,306	14,455	13,293	12,514	59,470	29,678	9,333	23,173	5,819
Income tax expense (benefit)	8	(4)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	355	249	1,097	(24)	932	362	2,050	965	420	328	43
Hotel EBITDA including amounts attributable to noncontrolling interest	21,553	21,348	24,353	28,131	24,832	23,945	105,403	49,951	12,066	43,978	7,093
Non-comparable adjustments	(48)	—	—	—	—	—	(1,113)	—	—	—	—
Comparable hotel EBITDA	$21,505	$21,348	$24,353	$28,131	$24,832	$23,945	$104,290	$49,951	$12,066	$43,978	$7,093

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$3,981	$2,211	$1,923	$712	$16,089	$291	$2,175	$549	$(277)	$2,492	$1,477
Non-property adjustments	(40)	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	(5)	(1)	—	(21)	—	—	—	—	—
Interest expense	—	—	—	—	—	1,764	—	—	791	3,914	—
Amortization of loan costs	—	—	—	—	—	110	—	—	154	222	—
Depreciation and amortization	4,321	1,267	592	1,003	12,789	1,485	1,227	530	1,338	6,906	11,142
Income tax expense (benefit)	—	—	—	—	129	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(97)	91	105	47	(45)	54	102	10	90	256	48
Hotel EBITDA including amounts attributable to noncontrolling interest	8,164	3,569	2,615	1,761	28,962	3,683	3,504	1,089	2,096	13,790	12,667
Non-comparable adjustments	—	—	—	—	—	4,852	—	—	—	—	—
Comparable hotel EBITDA	$8,164	$3,569	$2,615	$1,761	$28,962	$8,535	$3,504	$1,089	$2,096	$13,790	$12,667

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,596)	$(164)	$(1,528)	$352	$273	$3,250	$(5,124)	$(8,261)	$162,918
Non-property adjustments	(38)	—	—	—	—	—	5,130	6,647	21,988
Interest income	—	(2)	—	—	—	(56)	—	(1)	(251)
Interest expense	—	184	—	—	—	—	—	—	7,685
Amortization of loan costs	—	60	—	—	—	—	—	(1)	649
Depreciation and amortization	1,851	242	3,188	520	955	3,245	876	3,741	257,736
Income tax expense (benefit)	—	—	—	(6)	5	—	—	—	132
Non-hotel EBITDA ownership expense	47	131	666	24	18	84	34	45	8,487
Hotel EBITDA including amounts attributable to noncontrolling interest	264	451	2,326	890	1,251	6,523	916	2,170	459,344
Non-comparable adjustments	—	2,842	—	—	—	—	—	5	6,538
Comparable hotel EBITDA	$264	$3,293	$2,326	$890	$1,251	$6,523	$916	$2,175	$465,882
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at December 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.